Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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HOME FEDERAL BANCORP, INC.

                                                             (Name of Registrant as Specified in Its Charter)

                                        (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 23, 2005

Dear Fellow Stockholder:

        On behalf of the Board of Directors and management of Home Federal Bancorp, Inc., we cordially invite you to attend the First Annual Meeting of Stockholders. The meeting will be held at 3:00 p.m., local time, on June 23, 2005 at The Nampa Civic Center, Home Federal Room, 311 3rd Street South, Nampa, Idaho.

        The matters expected to be acted upon at the meeting are described in the attached proxy statement. In addition, we will report on our progress during the past year, and address your questions and comments.

        We encourage you to attend the meeting in person. Whether or not you plan to attend, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save us the additional expense of soliciting proxies and will ensure that your shares are represented at the annual meeting.

        Your Board of Directors and management are committed to the continued success of Home Federal Bancorp, Inc. and the enhancement of your investment. As President, I want to express my appreciation for your confidence and support.

Sincerely,

                                                                                               /s/Daniel L. Stevens

            Daniel L. Stevens
                                                                                               Chairman, President and Chief Executive Officer


HOME FEDERAL BANCORP, INC.

500 12TH AVENUE SOUTH

NAMPA, IDAHO 83651

(208) 466-4634

NOTICE OF FIRST ANNUAL MEETING OF STOCKHOLDERS

                                                                           TO BE HELD ON JUNE 23, 2005

        Notice is hereby given that the first annual meeting of stockholders of Home Federal Bancorp, Inc. will be held at The Nampa Civic Center, Home Federal Room, 311 3rd Street South, Nampa, Idaho, on June 23, 2005 at 3:00 p.m., local time. A proxy card and a proxy statement for the annual meeting are enclosed.

        The annual meeting is for the purpose of considering and voting on the following proposals:

        Proposal 1.              Election of two directors of Home Federal Bancorp, Inc. for three-year terms;

        Proposal 2.              Approval of the Home Federal Bancorp, Inc. 2005 Stock Option and Incentive Plan;

        Proposal 3.              Approval of the Home Federal Bancorp, Inc. 2005 Recognition and Retention Plan;

        Proposal 4.              Ratification of the appointment of Moss Adams, LLP as Home Federal Bancorp, Inc.'s
                                          independent  auditors for the fiscal year ending September 30, 2005.

Stockholders also will transact such other business as may properly come before the annual meeting, or any adjournment or postponement thereof. As of the date of this notice, we are not aware of any other business to come before the annual meeting.

        The Board of Directors has fixed the close of business on May 10, 2005 as the record date for the annual meeting. This means that stockholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof. To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

                                                                                                    BY ORDER OF THE BOARD OF DIRECTORS

                                                                                                   /s/Roger D. Eisenbarth
                                                                                                    Roger D. Eisenbarth
                                                                                                    Secretary

Nampa, Idaho
May 23, 2005

Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.


PROXY STATEMENT
OF
HOME FEDERAL BANCORP, INC.
500 12TH AVENUE SOUTH
NAMPA, IDAHO 83651
(208) 466-4634

                                                              FIRST ANNUAL MEETING OF STOCKHOLDERS
                                                                                            JUNE 23, 2005

        The Board of Directors of Home Federal Bancorp, Inc. is using this proxy statement to solicit proxies from our stockholders for use at the first annual meeting of stockholders. We are first mailing this proxy statement and the enclosed form of proxy to our stockholders on or about May 23, 2005.

        The information provided in this proxy statement relates to Home Federal Bancorp, Inc. and its wholly-owned subsidiary, Home Federal Bank. Home Federal Bancorp, Inc. may also be referred to as "Home Federal." References to "we," "us" and "our" refer to Home Federal and, as the context requires, Home Federal Bank.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

               Our annual meeting will be held as follows:

               Date:     Thursday, June 23, 2005
               Time:     3:00 p.m., local time
               Place:    Nampa Civic Center, Home Federal Room, 311 3rd Street South, Nampa, Idaho

Matters to Be Considered at the Annual Meeting

               At the meeting, you will be asked to consider and vote upon the following proposals:

               Proposal 1.         Election of two directors of Home Federal Bancorp, Inc. for three-year terms;
               Proposal 2.         Approval of the Home Federal Bancorp, Inc. 2005 Stock Option and Incentive Plan;
               Proposal 3.         Approval of the Home Federal Bancorp, Inc. 2005 Recognition and Retention Plan;
               Proposal 4.         Ratification of the appointment of Moss Adams, LLP as our independent auditors for the fiscal year ending September 30, 2005.

You also will transact any other business that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Who is Entitled to Vote?

        We have fixed the close of business on May 10, 2005 as the record date for stockholders entitled to notice of and to vote at our annual meeting. Only holders of record of Home Federal's common stock on that date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of Home Federal common stock you own. On May 10, 2005, there were 15,208,750 shares of Home Federal common stock outstanding and entitled to vote at the annual meeting.


What if My Shares Are Held in "Street Name" by a Broker?

        If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice. In the case of non-discretionary items, the shares not voted will be treated as "broker non-votes." The proposals to elect directors and ratify auditors described in this proxy statement are considered discretionary items under the rules of The Nasdaq Stock Market.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan Be Voted?

        We maintain an employee stock ownership plan ("ESOP") which owns 3.28% of Home Federal's common stock. Employees of Home Federal and Home Federal Bank participate in the ESOP. Each ESOP participant may instruct the trustee of the plan how to vote the shares of Home Federal common stock allocated to his or her account under the ESOP by completing the voting instruction card distributed by the ESOP trustee. If an ESOP participant properly executes the voting instruction card, the ESOP trustee will vote the participant's shares in accordance with the participant's instructions. Unallocated shares of Home Federal common stock held by the ESOP will be voted by trustee in the same proportion as shares for which the trustee has received voting instructions. Allocated shares for which proper voting instructions are not received will be voted by the trustee as directed by the ESOP administrator.

How Many Shares Must Be Present to Hold the Meeting?

        A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of Home Federal common stock entitled to vote at the annual meeting as of the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

        If a quorum is not present at the scheduled time of the meeting, a majority of the stockholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjourned meeting is set to be held after July 22, 2005. An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

        Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Home Federal common stock. Pursuant to our charter, stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Our Board of Directors unanimously recommends that you vote "FOR" the election of each of management's director nominees.

Vote Required to Approve Proposal 2: Approval of the Home Federal Bancorp, Inc. 2005 Stock Option and
Incentive Plan

        Approval of the Home Federal Bancorp, Inc. 2005 Stock Option and Incentive Plan requires the affirmative vote of a majority of the outstanding shares present in person or by proxy at the annual meeting, excluding votes eligible to be cast by Home Federal MHC, the holding company that owns 59.04% of Home Federal's common stock. Abstentions and broker non-votes on this proposal will have the same effect as a vote against the proposal. Our Board of Directors unanimously recommends that you vote "FOR" the approval of the Home Federal Bancorp, Inc. 2005 Stock Option and Incentive Plan.


Vote Required to Approve Proposal 3: Approval of the Home Federal Bancorp, Inc. 2005 Recognition and Retention Plan

        Approval of the Home Federal Bancorp, Inc. 2005 Recognition and Retention Plan requires the affirmative vote of a majority of the outstanding shares present in person or by proxy at the annual meeting, excluding votes eligible to be cast by Home Federal MHC. Abstentions and broker non-votes on this proposal will have the same effect as a vote against the proposal. Our Board of Directors unanimously recommends that you vote "FOR" the approval of the Home Federal Bancorp, Inc. 2005 Recognition and Retention Plan.

Vote Required to Approve Proposal 4: Ratification of the Appointment of Our Independent Auditors

        Ratification of the appointment of Moss Adams LLP as our independent auditors for the fiscal year ending September 30, 2005 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of Home Federal common stock. Our Board of Directors unanimously recommends that you vote "FOR" the proposal to ratify the appointment of Moss Adams, LLP as our independent auditors for the fiscal year ending September 30, 2005.

How Do I Vote at the Annual Meeting?

        Proxies are solicited to provide all stockholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of Home Federal common stock can only be voted if the stockholder is present in person or by proxy at the annual meeting. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting if you are a stockholder of record.

        Voting instructions are included on your proxy card. Shares of Home Federal common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the stockholder's instructions. Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of management's director nominees, "FOR" the approval of the Home Federal Bancorp, Inc. 2005 Stock Option and Incentive Plan, "FOR" the approval of the Home Federal Bancorp, Inc. 2005 Recognition and Retention Plan and "FOR" ratification of the appointment of Moss Adams, LLP as our independent auditors for the fiscal year ending September 30, 2005. If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. We do not currently expect that any other matters will be properly presented for action at the annual meeting.

        You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children. In this case, you will receive three separate proxy cards to vote.

May I Revoke My Proxy?

        You may revoke your proxy before it is voted by

      submitting a new proxy with a later date;

      notifying the Secretary of Home Federal in writing before the annual meeting
           that you have revoked   your proxy; or

      voting in person at the annual meeting.


          If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in "street name," you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth, as of May 10, 2005, the voting record date, information regarding share ownership of:

        those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Home Federal's common stock other than directors and executive officers;

        each director and director nominee of Home Federal;

        each executive officer of Home Federal or Home Federal Bank named in the Summary
        Compensation Table appearing under "Executive Compensation" below (known as
        "named executive officers"); and

        all current directors and executive officers of Home Federal and Home Federal Bank as a group.

          Persons and groups who beneficially own in excess of five percent of Home Federal's common stock are required to file with the Securities and Exchange Commission ("SEC"), and provide a copy to Home Federal, reports disclosing their ownership pursuant to the Securities Exchange Act of 1934. To our knowledge, no other person or entity, other than the one set forth below, beneficially owned more than five percent of the outstanding shares of Home Federal's common stock as of the close of business on the voting record date.

          Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In accordance with Rule 13d-3 of the Securities Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to those shares. Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. In addition, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after the voting record date are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person's percentage ownership. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The Board of Directors of Home Federal has adopted the 2005 Stock Option and Incentive Plan, but no options have been granted as the plan remains subject to the approval of stockholders.

          The address of each of the beneficial owners is the same address as Home Federal. As of the voting record date, there were 15,208,750 shares of Home Federal common stock outstanding.


Name	Number of Shares Beneficially Owned	Percent of Common Stock Outstanding

Beneficial Owners of More Than 5% Other than Directors and Named Executive Officers

Home Federal MHC	8,979,246	59.04%

Directors

Daniel L. Stevens(1)	45,264	*
N. Charles Hedemark	25,000	*
Fred H. Helpenstell, M.D.	30,000	*
Thomas W. Malson	25,000	*
Richard J. Schrandt	25,000	*
James R. Stamey	10,000	*
Robert A. Tinstman	25,000	*

Named Executive Officers

Robert A. Schoelkoph	22,695	*
Roger D. Eisenbarth	19,979	*
Lynn A. Sander	14,298	*
Karen Wardwell	2,876	*

Directors and Executive Officers of Home Federal and Home Federal Bank as a group (12 persons)	270,112	1.78%

  ________
*	Less than one percent of shares outstanding.
(1)	Mr. Stevens is also a named executive officer.

  PROPOSAL 1 - ELECTION OF DIRECTORS

          Our Board of Directors consists of seven members and is divided into three classes. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified. A majority of the Board of Directors is comprised of independent directors, in accordance with the requirements for companies quoted on The Nasdaq Stock Market. The Board of Directors has determined that all of the members of the Board of Directors are independent, except for Mr. Stevens, who serves as President and Chief Executive Officer of Home Federal and Home Federal Bank.

          The table below sets forth information regarding each director of Home Federal and each nominee for director, including his age, position and term of office. The Nominating Committee of the Board of Directors selects nominees for election as directors. All of our nominees currently serve as Home Federal directors. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

          The Board of Directors recommends you vote "FOR" the election of Messrs. Hedemark and Malson, each for a three-year term.


Name	Age(1)	Position(s) Held with Home Federal and Home Federal Bank	Director Since	Term to Expire

Nominees

N. Charles Hedemark	62	Director	1983	2008(2)
Thomas W. Malson	74	Director	1986	2008(2)

Directors Continuing in Office

Fred H. Helpenstell, M.D.	73	Director	1991	2006
Richard J. Schrandt	54	Director	1995	2006
Daniel L. Stevens	61	Chairman, President and Chief Executive Officer	1996	2006
James R. Stamey	61	Director	2001	2007
Robert A. Tinstman	58	Director	1999	2007

  _______
  (1)    As of September 30, 2004.
  (2)    Assuming re-election.

          Set forth below is the principal occupation of each nominee for director and each director continuing in office. All nominees and directors have held their present positions for at least five years unless otherwise indicated.

          N. Charles Hedemark is Executive Vice President and Chief Operating Officer of Intermountain Gas Company, a natural gas utility company, where he has been an employee since 1965. Mr. Hedemark is a graduate of Albertson College of Idaho and the Executive Program at Stanford University. He is the immediate past President of the Northwest Gas Association in Portland, Oregon and the Commission of the Capital City Development Corporation. He is past Chairman of Blue Cross of Idaho's Board of Directors, the Boise Metro Chamber of Commerce and the United Way of Ada County, and past President of the Boise School Foundation.

          Thomas W. Malson has been the owner and Chief Executive Officer of Robertson Supply, Inc., a wholesale pipe distributor, located in Nampa, Idaho since 1959.

          Fred H. Helpenstell, M.D. is a retired physician. Dr. Helpenstell earned his Bachelors Degree in chemistry and zoology from Grinnell College, Iowa and his medical degree from the University of Illinois Medical School. After becoming an orthopedic surgeon, he opened a practice in Idaho. He served on the Idaho State Board of Medical Examiners from 1968 to 1975 and was President of the Board of Directors of Mercy Medical Center in Nampa. After volunteering his orthopedic skills in Nepal, he spent seven years as chair of the Nepal Program for Health Volunteers Overseas. Dr. Helpenstell is a director of Terry Reilly Health Services, the Boise Philharmonic Association and the Boise Philharmonic Foundation.

          Richard J. Schrandt is retired after owning D&B Supply Co., Inc., a home and farm supply business, from 1985 until 2002. Mr. Schrandt is a member of the Caldwell Rotary Club.

          Daniel L. Stevens is President and Chief Executive Officer of Home Federal and Home Federal Bank, positions he has held since joining Home Federal Bank in 1995. Mr. Stevens became a director in 1996 and has served as Chairman of the Board since 2001. He has been in the financial services industry for over 30 years and has served as a senior officer or chief executive officer for four other mutual and stock thrifts during his career. He is past Vice Chairman of the Board of Directors of the Federal Home Loan Bank ("FHLB") of Seattle. He served as the Chairman of the Audit Committee and a member of the Financial Operations Committee of the FHLB of Seattle. Mr. Stevens was a director of the FHLB of Seattle from 1996 until 2004. He is a director of America's Community Bankers and serves on America's Community Bankers FHLB System Committee and the America's Community Bankers Credit Union Working Group. He is an immediate past Chairman of the Board of Directors and Executive Committee of the Boise


  Metro Chamber of Commerce and serves as a director and treasurer for the Idaho Community Bankers Association, and the Midwest Conference of Community Bankers. He is a director of the Boise State University Foundation, and past Chairman of the United Way of Treasure Valley and the Nampa Neighborhood Housing Services Board of Directors.

          James R. Stamey is a retired banker, having been employed by U.S. Bank from 1985 until 2001, where he last served as President of U.S. Bank, Idaho and Executive Vice President and Manager of Corporate Banking of the Intermountain Region. Mr. Stamey is President of the Library Foundation. He also served as President of the Idaho Association of Commerce and Industry and served on the Board of Directors for the Boise Philharmonic, the Idaho Bankers Association and the Boise Rotary Club.

          Robert A Tinstman is the Executive Chairman of the James Construction Group, LLC, a construction consulting company. From May 1999 until May 2002, he was a Consultant for Tinstman and Associates. He served as President and Chief Executive Officer of the Morrison-Knudsen Company from 1995 until February 1999, where he had been employed since May 1974. Mr. Tinstman is also a director of IDACORP, Inc. and CNA Surety Corporation.

  MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
  AND CORPORATE GOVERNANCE MATTERS

  Board of Directors

          The Boards of Directors of Home Federal and Home Federal Bank conduct their business through meetings of the Boards and through their committees. Both Boards generally meet on a monthly basis, holding additional special meetings as needed. During the year ended September 30, 2004, the Board of Directors of Home Federal held 12 regular meetings, and the Board of Directors of Home Federal Bank held 12 regular meetings and one special meeting. No director of Home Federal or Home Federal Bank attended fewer than 75% of the total meetings of the Boards and committees on which that person served during this period.

  Committees and Committee Charters

          The Board of Directors of Home Federal has standing Audit, Loan, Compensation, and Nominating Committees. The Board has adopted written charters for its Audit and Nominating Committees. You may obtain a copy of these documents free of charge by writing to: Roger D. Eisenbarth, Secretary, Home Federal Bancorp, Inc., 500 12th Avenue South, Nampa, Idaho 83651, or by calling (208) 466-4634. Our Audit Committee and Nominating Committee charters are attached to this proxy statement as Appendices A and B, respectively, and are also available on our website at www.myhomefed.com.

  Audit Committee

          The Audit Committee consists of Directors Tinstman (Chairman), Hedemark, Schrandt and Stamey. The Committee meets quarterly and on an as needed basis to evaluate the effectiveness of Home Federal's internal controls for safeguarding its assets and ensuring the integrity of the financial reporting. The Committee also appoints the independent auditors and reviews the audit report prepared by the independent auditors. The Audit Committee met four times during the year ended September 30, 2004.

          Each member of the Audit Committee is "independent" in accordance with the requirements for companies quoted on The Nasdaq Stock Market. The Board of Directors has designated Director Schrandt as the "audit committee financial expert," as defined by the SEC. Director Schrandt is a retired Certified Public Accountant and was the owner of D&B Supply from 1985 to 2002. Prior to that, he was a financial analyst and controller with Peavey Company/ ConAgra for 11 years and an auditor for Arthur Andersen & Co. for three years.


  Nominating Committee

          The Nominating Committee consists of three Board members, one of whom serves as Chair. The Nominating Committee and its Chair are appointed annually by the Board of Directors. Members of the Committee are selected from the pool of directors who are not up for election during the appointment year. The Nominating Committee meets annually and on an as needed basis, and is responsible for selecting qualified individuals to fill expiring director's terms and openings on the Board of Directors. Final approval of director nominees is determined by the full Board, based on the recommendations of the Nominating Committee. This Committee did not meet during the year ended September 30, 2004 but met on April 19, 2005 to determine the nominees for election at the annual meeting. Nominating Committee members receive no additional fees for serving on the Committee.

          In its deliberations for selecting candidates for nominees as director, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of Home Federal Bank's market area. Any director nominated by the Committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence. In searching for qualified director candidates to fill vacancies on the Board, the Committee solicits its current Board of Directors for names of potentially qualified candidates. Additionally, the Committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates. The Committee would then consider the potential pool of director candidates, select the top candidate based on the candidates' qualifications and the Board's needs, and conduct an investigation of the proposed candidate's background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of Home Federal. The Committee will consider director candidates recommended by the Company's stockholders. If a stockholder has submitted a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of the Board of Directors, in the same manner in which the Committee would evaluate its nominees for director. For a description of the proper procedure for stockholder nominations, see "Stockholder Proposals" in this proxy statement.

  Compensation Committee

          The Compensation Committee is comprised of Directors Hedemark (Chairman), Helpenstell and Malson. The Compensation Committee meets annually and on an as needed basis regarding the personnel, compensation and benefits related matters of Home Federal.

          The Committee also meets, outside of the presence of Mr. Stevens, to discuss his compensation and make its recommendation to the full Board. The Board of Directors votes on the compensation of Mr. Stevens. Mr. Stevens makes recommendations to the Compensation Committee regarding the compensation of all other executive officers. The Committee considers the recommendations of Mr. Stevens and makes its recommendation to the full Board, which then votes on executive compensation. Mr. Stevens only votes in case of a tie. This Committee met three times during the year ended September 30, 2004.

  Corporate Governance

          The Board of Directors has adopted a written Code of Ethics that applies to our directors, officers and employees. You may obtain a copy of the Code of Ethics free of charge by writing to: Roger D. Eisenbarth, Secretary, Home Federal Bancorp, Inc., 500 12th Avenue South, Nampa, Idaho 83651, or by calling (208) 466-4634. In addition, our Code of Ethics was filed with the SEC as Exhibit 14 to the Annual Report on Form 10-K for the fiscal year ended September 30, 2004 and is available on our website at www.myhomefed.com.

          The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to Daniel L. Stevens, Chairman of the Board, Home Federal Bancorp, Inc., 500 12th Avenue South, Nampa, Idaho 83651. Any such communication should state the number of shares beneficially owned by the stockholder making the communication.


          We do not have a policy regarding Board member attendance at annual meetings of stockholders. This year's meeting is the first annual meeting of stockholders.

  DIRECTORS' COMPENSATION

  Fees

          Directors of Home Federal are currently not compensated, but serve and are compensated by Home Federal Bank. Board members receive an annual retainer of $15,000 and $750 for each Board meeting attended and $250 for each committee meeting attended and $300 for the chair of each committee. It is not anticipated that separate directors' fees will be paid to directors of Home Federal until such time as these persons devote significant time to the separate management of Home Federal's affairs, which is not expected to occur until we become actively engaged in additional businesses other than holding the stock of Home Federal Bank. We may determine that such compensation is appropriate in the future.

  Benefit Plans

          Home Federal Bank maintains a nonqualified deferred incentive plan for directors. All members of the Board of Directors participate in the plan. The plan provides an incentive award percentage determined by reference to Home Federal Bank's return on assets and return on equity for the year. Each year, the percentage is determined and multiplied by the participant's directors' fees for the year. The resulting amount is set aside in an unfunded deferral account for that participant. Participants may also elect to defer all or a part of their directors' fees into the deferral account under the plan. The deferral accounts are credited annually with an earnings percentage equal to Home Federal Bank's return on equity percentage for the year. Upon the participant's termination of service, the value of the participant's combined deferral accounts will begin to be paid. Hardship distributions are permitted. The plan also provides a death benefit equal to the greater of the value of the participant's deferral accounts, or a fixed death benefit ranging from $38,000 to $231,000, as set forth in the particular participant's agreement. All benefits are paid over 120 months, and during that period, the deferral account is adjusted for interest. For the year ended September 30, 2004, $66,000 was credited to the deferral accounts of all of the participants, with each participant being allocated the amount required under the plan.

          Home Federal Bank also maintains an unfunded nonqualified retirement plan for directors. All members of the Board of Directors participate in the plan. Each year under the plan, each director will be credited an amount equal to the difference between the actual cash surrender value of a life insurance policy and the value of a hypothetical account which is credited with an after-tax return based on an investment in one-year U.S. Treasury bonds, adjusted to reflect a pre-tax return. This is the primary benefit under the plan. Directors retiring on their normal retirement date or with more than ten years of service also receive a secondary benefit. The secondary benefit is an annual benefit, beginning upon the director's normal retirement age, which is generally equal to the difference between the earnings on the life insurance policy and the after-tax return on a hypothetical investment account, adjusted to reflect a pre-tax return. The primary benefit begins upon the director's normal retirement date (except in the case of early termination or disability, in which case the distribution begins upon the director's termination of service), and will be paid over 120 months without an interest adjustment. The secondary benefit, if payable, will be paid over the director's life (or ten years, if the director terminates service for reasons other than normal retirement).

          If the director's services are terminated within 24 months following a change in control, the primary and secondary benefit will be paid over 120 months beginning upon the director's termination of service. The plan defines the term "change in control" as having occurred when (1) any person, as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act (with the exception of Home Federal or certain persons acting on behalf of Home Federal), is or becomes the beneficial owner of 25% or more of the combined voting power of Home Federal's then outstanding securities; (2) individuals who are members of the Board cease for any reason to constitute at least a majority thereof (with certain exceptions); (3) the stockholders of Home Federal approve a merger of consolidation of Home Federal with any other corporation (other than certain mergers or consolidations where either there is continued


  ownership of at least 50% of the combined voting power of Home Federal stockholders, or no person (as defined above) acquires more than 25% of the combined voting power of Home Federal's then outstanding securities); or (4) the stockholders of Home Federal approve a plan of complete liquidation or the sale or disposition by Home Federal of all or substantially all of its assets (or any transaction having a similar effect). The plan also provides a lump sum death benefit. All plan benefits are fully vested. For the year ended September 30, 2004, $16,000 was credited to the accounts of all of the participants, with each participant being allocated the amount required under the plan.

          Home Federal Bank has also entered into life insurance split dollar agreements with each of the members of the Board of Directors, except for Director Malson, whereby their beneficiaries will receive certain death benefits if the director should die while a member of the Board. Home Federal Bank has purchased life insurance policies for each participant in order to provide the benefit, and it pays all premiums due on the policies. Home Federal Bank is entitled to an amount equal to the greater of the cash value of the insurance policies or the aggregate premiums paid by it less any outstanding indebtedness to the insurer.

  EXECUTIVE COMPENSATION

  Summary Compensation Table

          The following table sets forth a summary of certain information concerning the compensation paid by Home Federal Bank, including amounts deferred to future periods by the officers, for services rendered in all capacities during the year ended September 30, 2004 to the President and Chief Executive Officer and the four other most highly compensated executive officers who received total annual salary and bonus in excess of $100,000, also known as "named executive officers." The long-term compensation columns have been omitted from the table because neither Home Federal nor Home Federal Bank made any restricted stock awards, granted any stock options or other stock appreciation rights, or made any long-term incentive plan payouts during the periods reported.

Annual Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus(1)	Other Annual Compensation(2)	All Other Compensation(3)

Daniel L. Stevens Chairman of the Board, President and Chief Executive Officer of Home Federal and Home Federal Bank	2004 2003 2002	$205,008 184,008 162,000	$51,252 118,780 84,175	-- -- --	$180,714 172,160 100,252

Robert A. Schoelkoph Treasurer and Chief Financial Officer of Home Federal and Chief Financial Officer of Home Federal Bank	2004 2003 2002	108,080 100,011 90,095	21,600 64,559 47,878	-- -- --	52,374 55,061 32,756

Roger D. Eisenbarth Secretary of Home Federal and Chief Credit Officer of Home Federal Bank	2004 2003 2002	104,004 96,000 88,511	20,801 61,970 47,036	-- -- --	70,475 71,464 43,000

Lynn A. Sander Senior Vice President of Retail Banking of Home Federal Bank	2004 2003 2002	99,604 88,082 78,225	20,801 56,858 41,814	-- -- --	29,615 22,884 7,429

Karen Wardwell Senior Vice President of Operations and Information Technology of Home Federal Bank	2004 2003 2002	90,000 68,005 35,332	18,000 34,848 16,938	-- -- --	12,267 3,400 --
  (footnotes on following page)


  ________
  (1)     Incentive accrued for the fiscal year ended September 30 and paid November 2, 2004, November
           5, 2003 and November 8, 2002.
  (2)     Does not include other personal benefits, such as personal use of company owned vehicles the value of which did not exceed $5,000 per year.
  (3)     For the fiscal year ended September 30, 2004, includes the following amounts for Messrs.
           Stevens, Schoelkoph and Eisenbarth and Ms. Sander and Ms. Wardwell, respectively:
           compensation credited under deferred incentive agreement of $64,243, $20,626, $27,04, $7,879 and $2,356; accruals under salary continuation agreements of $108,721, $26,379, $38,250, $16,559 and $5,466; and employer matching contributions to 401(k) savings plan of $7,750, $5,369,
           $5,184, $5,177 and $4,445. For the fiscal year ended September 30, 2003, includes the following amounts for Messrs. Stevens, Schoelkoph and Eisenbarth and Ms. Sander and Ms. Wardwell,
           respectively: compensation credited under deferred incentive agreement of $84,660, $27,471,
           $35,159, $9,501 and $0; accruals under salary continuation agreements of $81,750, $22,610,
           $31,505, $8,782 and $0; and employer matching contributions to 401(k) savings plan of $5,750,
           $4,980, $4,800, $4,601 and $3,400. For the fiscal year ended September 30, 2002, includes the following amounts for Messrs. Stevens, Schoelkoph and Eisenbarth and Ms. Sander and Ms.
           Wardwell, respectively: compensation credited under deferred incentive agreement of $37,518,
           $12,381, $15,308, $1,577 and $0; accruals under salary continuation agreements of $57,234,
           $15,924, $23,266, $2,153 and $0; and employer matching contributions to 401(k) savings plan of
           $5,500, $4,451, $4,426, $3,699 and $0.

  Option Grants in Last Fiscal Year

          During the fiscal year ended September 30, 2004, Home Federal did not maintain a stock option plan. Therefore, no options were granted to the Chief Executive Officer and the named executive officers during this period.

  Equity Compensation Plan Information

          The following table summarizes share and exercise price information about Home Federal's equity compensation plans as of September 30, 2004, excluding the number of shares under the proposed 2005 Stock Option and Incentive Plan and the 2005 Recognition and Retention Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	N/A	N/A	N/A

Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	--	--	--

  Option Exercise/Value Table

          During the fiscal year ended September 30, 2004, Home Federal did not maintain a stock option plan. Therefore, no options were exercised by the Chief Executive Officer and the named executive officers during this period.


  Employment Agreements and Other Compensatory Arrangements

        Employment Agreements for Chief Executive Officer. Home Federal and Home Federal Bank have entered into separate three-year employment agreements with Daniel L. Stevens. Under the employment agreements, the aggregate initial base salary level for Mr. Stevens is $205,000, which may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On each anniversary of the initial date of the employment agreements, the term of the agreements will be extended for an additional year unless notice is given by the Board to Mr. Stevens at least 90 days prior to the anniversary date. The agreements may be terminated by Home Federal or Home Federal Bank, as appropriate, at any time, by Mr. Stevens if he is assigned duties inconsistent with his initial position, duties and responsibilities, or upon the occurrence of certain events. If Mr. Stevens's employment is terminated without cause or upon his voluntary termination following the occurrence of an event described in the preceding sentence, Home Federal or Home Federal Bank, as appropriate, would be required to honor the terms of the agreement through the expiration of the then current term, including payment of cash compensation and continuation of employee benefits.

          The employment agreements also provide for a severance payment and other benefits if Mr. Stevens is involuntarily terminated within 12 months following a change in control of Home Federal. The agreements authorize severance payments on a similar basis if Mr. Stevens voluntarily terminates his employment following a change in control because he is assigned duties inconsistent with his position, duties and responsibilities immediately prior to the change in control. The agreements define the term "change in control" in the same manner as described above under "Directors' Compensation."

          The maximum value of the severance benefits under each employment agreement is 2.99 times Mr. Stevens's average annual compensation during the five-year period prior to the effective date of the change in control (known as the base amount). The employment agreements provide that the value of the maximum benefit be distributed in the form of a lump sum cash payment equal to 2.99 times Mr. Stevens's base amount, and continued coverage under the health, life and disability programs of Home Federal and Home Federal Bank for a 36-month period following the change in control, the total value of which does not exceed 2.99 times his base amount. Assuming that a change in control had occurred at September 30, 2004 and that Mr. Stevens elected to receive a lump sum cash payment, he would be entitled to a payment of approximately $497,000. Section 280G of the Internal Revenue Code provides that severance payments (either separately or in conjunction with other payments made on account of a change in control) that equal or exceed three times an individual's base amount will result in the individual receiving "excess parachute payments" if the payments are conditioned upon a change in control. Individuals receiving parachute payments in excess of 2.99 times of their base amount are subject to a 20% excise tax on the amount by which the value of the individual's change in control benefits exceed one times the individual's base amount (the excess parachute payment). If excess parachute payments are made, Home Federal and Home Federal Bank would not be entitled to deduct the amount of these excess payments. The employment agreements provide that severance and other payments that are subject to a change in control will be reduced as much as necessary to ensure that no amounts payable to Mr. Stevens will be considered excess parachute payments.

          Severance Agreements for Executive Officers. Home Federal Bank has entered into three-year change in control severance agreements with each of Robert A. Schoelkoph, Roger D. Eisenbarth, Lynn A. Sander and Karen Wardwell. On each anniversary of the initial date of the severance agreements, the term of each agreement may be extended for an additional year at the discretion of the Board or an authorized committee of the Board. The severance agreements also provide for a severance payment and other benefits if the executive is involuntarily terminated after a change in control of Home Federal. Each agreement also authorizes severance payments if the executive voluntarily terminates employment following a change in control because of being assigned duties inconsistent with the executive's position, duties, responsibilities and status immediately prior to the change in control. The agreement defines the term "change in control" in the same manner as described above under "Directors' Compensation." The severance benefit is equal to 2.99 times the executive's average annual compensation during the five-year period prior to the effective date of the change in control (known as the base amount). This amount will be paid to the executive in a cash lump sum within 25 days after the later of the date of the change in control or the date of the executive's termination. Home Federal Bank also will continue to pay, for the remaining term of the executive's agreement, the life, health and disability coverage of the executive and his/her eligible dependents. Assuming that a change in control had occurred at September 30, 2004


  and that each executive elected to receive a lump sum cash payment, Messrs. Schoelkoph and Eisenbarth and Ms. Sander and Ms. Wardwell would be entitled to payments of approximately $275,000, $268,000, $229,000 and $202,000, respectively. Plan benefits are reduced to the extent necessary to avoid the payment of an excise tax under Section 280G of the Internal Revenue Code.

          Deferred Incentive Plan for Executive Officers. Home Federal Bank maintains an unfunded nonqualified deferred incentive plan for designated executive employees. Participation in the plan is at the discretion of the Board of Directors. The plan provides an incentive award percentage determined by reference to Home Federal Bank's return on assets and return on equity for the year. The incentive award is conditioned on Home Federal Bank maintaining a stable-to-improving trend on return on assets and return on equity. Each year, the percentage is determined and multiplied by the participant's base salary for the year. The resulting amount is set aside in an unfunded deferral account for that participant. The deferral account is credited annually with an earnings percentage equal to the percentage increase in Home Federal Bank's net worth over the year. Upon the participant's termination of employment after the participant's normal retirement date or disability, or an involuntary termination within 24 months following a change in control of Home Federal, the value of the participant's deferred account will begin to be paid. The agreement defines the term "change in control" in the same manner as described above under "Directors' Compensation." Upon the participant's termination of employment after the participant's early retirement date, the value of the participant's deferral account, reduced to reflect the early commencement of benefits, and further reduced by ten percent for each year of service less than ten, will begin to be paid. Upon the participant's termination of employment prior to the participant's early retirement date, the value of the participant's deferral account, reduced by ten percent for each year of service less than ten, will be paid beginning on the participant's normal retirement date. Hardship distributions are permitted. A death benefit also is provided under the plan equal to the greater of the value of the participant's deferral account, or $683,000, $613,000, $490,000, $707,000 and $707,000 for Messrs. Stevens, Schoelkoph and Eisenbarth and Ms. Sander and Ms. Wardwell, respectively. All benefits are paid over 180 months, and during that period, the deferral account is adjusted for interest. Benefits are reduced to the extent necessary to avoid the payment of an excise tax under Section 280G of the Internal Revenue Code.

          Salary Continuation Plan for Executive Officers. Home Federal Bank maintains an unfunded nonqualified deferred compensation plan for designated executive employees. Participation in the plan is at the discretion of the Board of Directors. Under the plan, if the participant makes the required contributions, then upon the participant's normal retirement date (age 65), the plan will pay a monthly benefit equal to 50% of the average of the participant's final 36 months of base salary (the final salary benefit), plus the participant's deferral account balance. The participant's deferral account balance is the sum of the participant's elective deferrals plus interest credited at prime minus one percent. The plan provides a reduced monthly benefit if the participant terminates employment as a result of early retirement (before age 65). The early retirement benefit is the participant's vested accrual balance plus the deferral account balance as defined above. Vesting occurs at a rate of ten percent per plan year. The plan also provides a disability benefit, which is the same as the early retirement benefit except that the benefit is fully vested. There is also a change in control benefit (if the participant is involuntarily terminated within 24 months following the change in control) equal to (1) the participant's accrual balance determined as of the end of the month preceding the change in control, (2) the participant's deferral account balance as defined above and (3) 2.99 times the participant's base annual salary as of the change in control. Plan benefits are reduced to the extent necessary to avoid the payment of an excise tax under Section 280G of the Internal Revenue Code. The agreement defines the term "change in control" in the same manner as described above under "Directors' Compensation." In the event of the participant's death, the participant's beneficiary would receive the sum of the participant's projected benefit and the participant's deferral account balance as defined above. The participant's projected account is the final salary benefit the participant would have received had the participant attained age 65, assuming a 4% annual increase in the participant's base salary. The final salary benefit paid in connection with a participant's normal retirement will be paid in monthly payments over 180 months and other payments based on accrual balances will be paid over 180 months, with interest credited on unpaid amounts at 7.5% per year. Final salary benefits begin upon the participant's termination of service after the participant's normal retirement date, death or disability. Final salary benefits paid on account of early retirement begin upon the participant's attainment of age 65. The participant's deferral account balance will be paid in a lump sum within 90 days of the participant's termination of employment. Under the agreements, Messrs. Stevens, Schoelkoph and Eisenbarth and Ms. Sander and Ms. Wardwell would receive


  monthly benefits of approximately $9,600, $7,200, $5,500, $6,900 and $7,000, respectively, upon retirement or after attaining the normal retirement age.

  REPORT OF THE AUDIT COMMITTEE

          The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act, except to the extent Home Federal specifically incorporates this report therein, and shall not otherwise be deemed filed under these Acts.

          The Audit Committee reports as follows with respect to Home Federal's audited financial statements for the fiscal year ended September 30, 2004:

        The Audit Committee has completed its review and discussion with management of
        Home Federal's fiscal 2004 audited financial statements;

        The Audit Committee has discussed with Moss Adams, LLP, Home Federal's independent auditors, the matters required to be discussed by Statement on Auditing
        Standards ("SAS") No. 61, Communication with Audit Committees, as amended by SAS
        No. 90, Audit Committee Communications, including matters related to the conduct of the audit of Home Federal's financial statements;

        The Audit Committee has received written disclosures, as required by Independence
        Standards Board Standard No. 1, Independence Discussions with Audit Committee, indicating all relationships, if any, between the independent auditor and its related entities and Home Federal and its related entities which, in the auditors' professional judgment, reasonably may be thought to bear on the auditors' independence, and the letter from the independent auditors confirming that, in its professional judgment, it is independent from
        Home Federal and its related entities, and has discussed with the auditors the auditors'
        independence from Home Federal; and

         The Audit Committee has, based on its review of Home Federal's 2004 audited financial statements and discussions with management and the independent auditors, recommended to the Board of Directors that Home Federal's audited financial statements for the year ended September 30, 2004 be included in the Annual Report on Form 10-K.

  Audit Committee:                   Robert A. Tinstman (Chairman)
                                                    N. Charles Hedemark
                                                    Richard J. Schrandt
                                                    James R. Stamey

  COMPENSATION COMMITTEE MATTERS

          Notwithstanding anything to the contrary set forth in any of Home Federal's previous filings under the Securities Act or the Securities Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the following Report of the Compensation Committee shall not be incorporated by reference into any such filings.


  Report of the Compensation Committee

          Under rules established by the SEC, Home Federal is required to provide certain data and information in regard to the compensation and benefits provided to the Chief Executive Officer and other executive officers of Home Federal and Home Federal Bank. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to the fundamental executive compensation decisions affecting those individuals.

          The Compensation Committee administers all policies that govern executive compensation for Home Federal, and is responsible for evaluating the performance of the Chief Executive Officer while the Chief Executive Officer evaluates the performance of other senior officers and makes recommendations to the Compensation Committee regarding their compensation levels. Home Federal's executive compensation policies are intended to retain and attract key executives who are vital to Home Federal's success by providing a compensation package that is competitive in the financial industry and motivational to each executive.

          In making its recommendations, the Compensation Committee considers numerous factors, including the past service of the employee, the present and potential contributions of the employee to Home Federal's success, and those other factors the Committee deems relevant, including the employee's years of service and position with Home Federal or Home Federal Bank. In addition the Committee, in its discretion, may review compensation reports prepared by third parties of companies and banks that are of a similar size and in a similar location in order to make its recommendations. The Committee does not apply a formula assigning specific weights to any of these factors when making its determination.

          Currently, the compensation for executive officers consists principally of a base salary and cash incentive. In addition, Home Federal maintains a 401(k) savings plan for all qualifying employees and provides opportunities for employee ownership of Home Federal's common stock through participation in the ESOP. Home Federal and Home Federal Bank have also entered into employment agreements with the Chief Executive Officer and severance agreements with the executive officers, and maintain a deferred incentive plan and a salary continuation plan on their behalf.

          Base Salary. The Board of Directors approves an annual base salary for all senior officers and executive officers, based upon recommendations from the Compensation Committee. Annual base salaries are generally effective October 1st of each year. Factors considered in setting base salaries include the executive's performance, the overall performance of Home Federal and Home Federal Bank, and compensation levels in the financial industry, among other factors.

          Annual Incentive. Home Federal Bank maintains a discretionary incentive plan for employees. The incentive award percentage is determined by reference to its return on assets and return on equity for the year. Each year, the percentage is determined and multiplied by the participant's base salary for the year. Awards are paid as soon as practicable following the end of the performance period. Under the plan and for the year ended September 30, 2004, Chief Executive Officer Daniel L. Stevens received $51,252, and the remaining employees received 9.8% of the Home Federal Bank's net income, distributed based on the ratio of each employee's salary to total employees' salaries.

          401(k) Savings Plan and Trust. The Company maintains a tax-qualified 401(k) savings plan for the benefit of employees with one year of service who have attained age 21. Home Federal's annual discretionary contribution historically has been 5% of the employee's first 10% contribution.

          Executive Officer Compensation. During the fiscal year ended September 30, 2004, the base salary of the Company's Chief Executive Officer, Daniel L. Stevens, was $205,008. In addition, he received an incentive bonus of $51,252 and was credited with $180,714 in other compensation as set forth in the Summary Compensation Table above. This resulted in total compensation of $436,974, which represents an 8.0% decrease from the previous year. The Board of Directors believes that Mr. Stevens's compensation is appropriate based on Home Federal's compensation policy, consideration of salaries for similar positions in the financial industry and Home Federal Bank's performance during the fiscal year.


  Compensation Committee:                    N. Charles Hedemark (Chair)
                                                                    Fred H. Helpenstell, M.D.
                                                                    Thomas W. Malson

  Compensation Committee Interlocks and Insider Participation

          With the exception of Daniel L. Stevens, who serves as an ex-officio member of the Compensation Committee, no members of the Compensation Committee were officers or employees of the Company or any of its subsidiaries during the year ended September 30, 2004, were formerly Company officers or had any relationships otherwise requiring disclosure.

  PROPOSAL 2 - APPROVAL OF HOME FEDERAL BANCORP, INC.
  2005 STOCK OPTION AND INCENTIVE PLAN

  General

          On April 19, 2005, the Board of Directors of Home Federal unanimously adopted the Home Federal Bancorp, Inc. 2005 Stock Option and Incentive Plan. The purpose of the stock option plan is to foster and promote the long-term success of Home Federal and its stockholders by providing a means of attracting and retaining directors, advisory directors, directors emeriti and employees of Home Federal and its affiliates, and aligning the interests of participants with stockholders. To promote these objectives, our Board of Directors has adopted the stock option plan, subject to your approval.

           A summary of the stock option plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the stock option plan, a copy of which is attached to this proxy statement as Appendix C.

            We believe the stock option plan complies with the requirements of the Office of Thrift Supervision. The Office of Thrift Supervision does not endorse or approve the stock option plan in any manner.

  Summary

          Types of Awards. The stock option plan provides for awards in the form of (i) options to purchase shares of Home Federal common stock for cash and/or (ii) rights to receive the excess of the market value of the shares of Home Federal common stock on the date exercised over the exercise price, or "stock appreciation rights." Stock options and rights may also be collectively referred to in this proxy statement as "awards."

          Administration. The stock option plan will be administered by a committee consisting of two or more members of the Board, each of whom must be an "outside director" and a "non-employee director"as defined in the plan. The committee will:

        select persons to receive options or stock appreciation rights from among the eligible participants;

        determine the types of awards and the number of shares to be awarded to participants;

        set the terms, conditions and provisions of the awards consistent with the terms of the stock option plan; and

        establish rules for the administration of the stock option plan.


  The committee has the power to interpret the stock option plan and to make all other determinations necessary or advisable for its administration.

          Participants. The committee may grant awards to any director, advisory director, director emeritus or employee of Home Federal or its affiliates. There are currently 236 individuals who are eligible to receive awards under the stock option plan.

          Number of Shares that May Be Awarded. Under the stock option plan, the committee may grant awards for an aggregate of 745,229 shares of Home Federal common stock, which may be adjusted in the event of certain corporate reorganizations, such as a stock split or stock dividend. This amount, excluding the shares issued to Home Federal MHC, represents 12.25% of the maximum amount of shares that could have been sold in our minority stock offering under federal regulations, based on the valuation of an independent appraiser. This amount also represents 4.90% of the total outstanding shares and 11.96% of the total shares held by minority stockholders. The stock option plan also provides that no person may be granted awards representing more than 200,000 shares during any fiscal year.

          The stock option plan provides for the use of authorized but unissued shares or treasury shares. Treasury shares are previously issued shares of Home Federal common stock which are no longer outstanding as a result of having been repurchased or otherwise reacquired by Home Federal. We intend to fund the exercise of stock options with treasury shares to the extent available. To the extent we use authorized but unissued shares, rather than treasury shares, to fund exercises of stock options under the plan, the exercises will have the effect of diluting the holdings of current minority stockholders. Assuming all options under the stock option plan are awarded and exercised through the use of authorized but unissued common stock, current stockholders would be diluted by approximately 4.63%.

          Exercise Price of Awards. Under the terms of the stock option plan, the committee may grant rights or options to purchase shares of Home Federal common stock at a price which may not be less than the fair market value of the common stock, which shall be the average of the highest and lowest selling price as quoted on the Nasdaq National Market on the date the option is granted.

          Exercisability of Stock Options and Other Terms and Conditions. Generally, stock options may not be exercised later than ten years after the grant date. Subject to the limitations imposed by the Internal Revenue Code, certain options granted may be designated as "incentive stock options." Incentive stock options may be granted only to employees of Home Federal or its affiliates. Options which are not designated and do not otherwise qualify as incentive stock options are "non-qualified stock options."

          The committee will determine the time or times at which a stock option may be exercised in whole or in part and the method or methods by which, and the form or forms in which, payment of the exercise price with respect to the stock option may be made. Unless otherwise determined by the committee and set forth in the written award agreement evidencing the grant of the stock option, upon termination of service of the participant for any reason other than for cause, all stock options then exercisable by the participant will remain exercisable for the lesser of (i) three years following the termination of service or (ii) until the expiration of the stock option by its terms. Upon termination of service for cause, all stock options not previously exercised will immediately be forfeited.

            Stock options granted will require an expense accrual by Home Federal each quarter based on the fair value of the options on the grant date.

             Exercisability of Rights and Other Terms and Conditions. The committee may grant stock appreciation rights at any time, whether or not the participant then holds stock options. A stock appreciation right gives the recipient of the award the right to receive the excess of the market value of the shares represented by the stock appreciation rights on the date exercised over the exercise price. Stock appreciation rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Upon the exercise of a stock appreciation right, the holder will receive the amount due in cash or shares, or a combination of both, as determined by the committee. However, the ability of the holder to receive cash may be limited if necessary to avoid the application of Internal Revenue Service deferred compensation rules. Stock appreciation rights may be related to stock options


  ("tandem stock appreciation rights"), in which case the exercise of one will reduce to that extent the number of shares represented by the other.

            Stock appreciation rights will require an expense accrual by Home Federal each year for the appreciation on the stock appreciation rights which it anticipates will be exercised. The amount of the accrual is dependent upon whether and the extent to which the stock appreciation rights are granted and the amount, if any, by which the market value of the stock appreciation rights exceeds the exercise price.

          Transferability of Awards. An incentive stock option awarded under the stock option plan may be transferred only upon the death of the holder to whom it has been granted, by will or the laws of inheritance. An award other than an incentive stock option may be transferred during the lifetime of the holder to whom it was awarded pursuant to a qualified domestic relations order or by gift to any member of the holder's immediate family or to a trust for the benefit of any member of the holder's immediate family.

         Acceleration of Vesting Requirements. The stock option plan provides that upon the occurrence of a change in control of Home Federal, as defined in the plan, or a tender or exchange offer, a holder of any unexpired option will have the right to exercise the option in whole or in part without regard to the date the option would otherwise be first exercisable.

          Effect of Merger. Upon a merger or other business combination of Home Federal in which it is not the surviving entity, the stock option plan provides that each holder of an unexpired award will have the right to receive upon exercise of the award an amount equal to the excess of the fair market value on the date of exercise of the securities or other consideration receivable in the merger in respect of a share of common stock over the exercise price of the award, multiplied by the number of shares of common stock with respect to which the award is exercised. This amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in the merger, consolidation or combination, or partly in cash and partly in one or more of the kind or kinds of property, all in the discretion of the committee. However, payments on account of a merger or other business combination may be limited if necessary to avoid the application of Internal Revenue Service deferred compensation rules.

          Amendment and Termination. The stock option plan has a term of ten years from the date of its adoption by our stockholders, after which no further awards may be granted. Our Board of Directors may amend, suspend or terminate the stock option plan or any portion thereof, unless stockholder approval is necessary or required for purposes of any applicable law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted, or the Board determines to seek stockholder approval. Stockholder approval will generally be required with respect to an amendment that will (i) increase the aggregate number of securities which may be issued under the plan, (ii) materially increase the benefits accruing to participants, (iii) materially change the requirements as to eligibility for participation in the plan or (iv) change the class of persons eligible to participate in the stock option plan. No amendment, suspension or termination of the stock option plan, however, will impair the rights of any participant, without his or her consent, in any award made previously under the plan.

  Federal Income Tax Consequences

          Under current federal tax law, the non-qualified stock options granted under the stock option plan will not result in any taxable income to the option holder at the time of grant or any tax deduction to Home Federal. Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their cost is taxable to the option holder as compensation income and is generally deductible by Home Federal. The option holder's tax basis for the shares received pursuant to a non-qualified stock option is the market value of the shares at the time of exercise.

          Neither the grant nor the exercise of an incentive stock option under the stock option plan will result in any federal tax consequences to either the option holder or Home Federal. Except as described below, at the time the option holder sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as a long-term capital gain. If the option holder disposes of the shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the lesser of (i) the difference between the


  fair market value of the shares on the date of exercise and the exercise price or (ii) the difference between the exercise price and the sale price will be taxed to the holder as ordinary income and Home Federal will be entitled to a deduction in the same amount. The excess, if any, of the sale price over the sum of the exercise price and the amount taxed as ordinary income will qualify as long-term capital gain if the applicable holding period is satisfied. If the option holder exercises an incentive stock option more than three months after his or her termination of employment, he or she generally is deemed to have exercised a non-qualified stock option. The time frame in which to exercise an incentive stock option is extended in the event of the death or disability of the option holder.

          The exercise of a stock appreciation right will result in the recognition of ordinary income by the recipient on the date of exercise in an amount of cash and/or the fair market value on that date of the shares acquired pursuant to the exercise. Home Federal will be entitled to a corresponding deduction.

  Awards Under the Stock Option Plan

          Home Federal has not approved any awards under the stock option plan that are conditioned upon stockholder approval of the stock option plan and is not currently considering any specific awards or grants under the stock option plan.

          Prior to making any awards under the stock option plan, the committee will consider all information the committee deems necessary to enable it to make grants, including surveys detailing grants made by similarly situated companies. The committee considers comparative salaries paid by other financial institutions when establishing salaries and benefits for a given position and intends to consider similar data when considering awards. Under the structure of the stock option plan, the committee may consider, among other things, individual or company performance in making grants or as a condition of vesting for any grant. The stock option plan provides the committee with flexibility to structure awards in a manner that it believes will be in the best interest of Home Federal. The ten year term of the stock option plan, coupled with the flexibility for structuring awards for different individuals over that time, enables the committee to make grants over a period of time with such terms and conditions it deems appropriate in light of economic conditions, corporate changes, management restructuring and other factors.

  Vote Required for Approval

          The affirmative vote of a majority of the outstanding shares present in person or by proxy at the annual meeting, excluding votes eligible to be cast by Home Federal MHC, is required to approve the stock option plan.

          Your Board of Directors recommends that you vote "FOR" the approval of the Home Federal Bancorp, Inc. 2005 Stock Option and Incentive Plan.

  PROPOSAL 3 - APPROVAL OF HOME FEDERAL BANCORP, INC.
  2005 RECOGNITION AND RETENTION PLAN

  General

          On April 19, 2005, the Board of Directors of Home Federal unanimously adopted the Home Federal Bancorp, Inc. 2005 Recognition and Retention Plan. The purpose of the recognition plan is to promote the long-term interests of Home Federal and its stockholders by providing a means for attracting and retaining directors, advisory directors, directors emeriti and employees of Home Federal and its affiliates. To promote this objective, our Board of Directors has adopted the recognition plan, subject to your approval.

          A summary of the recognition plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the recognition plan, a copy of which is attached to this proxy statement as Appendix D.


        We believe the recognition plan complies with the requirements of the Office of Thrift Supervision. The Office of Thrift Supervision does not endorse or approve the recognition plan in any manner.

  Summary

        Type of Awards. The recognition plan provides for the grant of Home Federal common stock in the form of restricted stock awards which are subject to the restrictions specified in the plan or as determined by the Compensation Committee of the Board of Directors.

       Administration. The recognition plan will be administered by the Compensation Committee of Home Federal, consisting of two or more members of the Board, each of whom must be an "outside director" and a "non-employee director," as those terms are defined in the plan. The Compensation Committee will:

        select persons to receive stock awards from among the eligible participants;

        determine the number of shares to be awarded to participants;

        set the terms, conditions and provisions of the awards consistent with the terms of the recognition plan; and

        establish rules for the administration of the recognition plan.

  The Compensation Committee has the power to interpret the recognition plan and to make all other determinations necessary or advisable for its administration.

          Participants. The Compensation Committee may grant awards to any director, advisory director, emeritus director or employee of Home Federal or its affiliates. There are currently 236 individuals who are eligible to receive awards under the recognition plan.

          Number of Shares that May Be Awarded. Under the recognition plan, the Compensation Committee may grant awards for an aggregate of 298,092 shares of Home Federal common stock, which may be adjusted in the event of certain corporate reorganizations, such as a stock split or stock dividend. This amount, excluding the shares issued to Home Federal MHC, represents 4.9% of the maximum amount of shares that could have been sold in our minority stock offering under federal regulations, based on the valuation of an independent appraiser. This amount also represents 1.96% of the total outstanding shares and 4.79% of the total shares issued to minority stockholders. Recognition plan awards which are forfeited by a recipient will again be available for issuance under the plan.

          The recognition plan provides for the use of authorized but unissued shares or treasury shares. We intend to fund the issuance of stock under the recognition plan with treasury shares to the extent available. To the extent we use authorized but unissued shares of Home Federal, rather than treasury shares, to fund these awards, the interests of current minority stockholders will be diluted. Assuming all recognition and retention plan shares are awarded through the use of authorized but unissued shares of common stock, current stockholders would be diluted by approximately 1.94%.

          Terms and Conditions of Awards. The Compensation Committee is authorized to grant awards of common stock to plan participants with the following terms and conditions and with additional terms and conditions not inconsistent with the provisions of the recognition plan:

        The Compensation Committee will establish for each participant a restricted period during which, or at the expiration of which, the shares of common stock awarded as restricted stock shall no longer be subject to restriction (that is, will become vested).
        Awards will not vest earlier than one year from the date the recognition plan is approved by the stockholders, and will not vest at a rate in excess of 20% per year beginning from the date of grant. Vesting will not be accelerated except in the event of the participant's death or disability, or in connection with a change of control or tender or exchange offer.


        Except for restrictions set out in the recognition plan, the recipient of the shares, as owner, will have all the rights of a stockholder, including the power to vote and the right to receive dividends with respect to the restricted stock.

        The Compensation Committee has the right to determine any other terms and conditions, not inconsistent with the recognition plan, upon which a restricted stock award shall be granted.

        Subject to compliance with Office of Thrift Supervision regulations, the Compensation
        Committee also has the authority to accelerate the time at which any or all of the restrictions will lapse with respect to any restricted stock awards, or to remove any or all of the restrictions, whenever it may determine that this action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of the restricted period.

          Forfeiture of Restricted Stock. If a Participant incurs a termination of service for any reason other than death, disability or in connection with a change in control, all nonvested restricted stock awarded to such participant will be forfeited. If a participant incurs a termination of service by reason of death or disability, the nonvested restricted stock will become vested.

          Transferability of Awards. Awards under the recognition plan generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the holder during the restricted period other than by will, the laws of descent and distribution or pursuant to a domestic relations order.

          Acceleration of Vesting Requirements. The recognition plan provides that upon the occurrence of a change of control of Home Federal, as defined in the plan, any restrictions remaining with respect to the shares of stock granted will lapse without regard to the date that these restrictions would otherwise lapse and that the shares will no longer be subject to forfeiture by the recipient.

          Amendment and Termination. The recognition plan has a term of ten years from the date of its adoption by our stockholders, after which no further awards may be granted. Our Board of Directors may at any time amend, suspend or terminate the recognition plan or any portion thereof, unless stockholder approval is necessary or required for purposes of any applicable law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted, or the Board determines to seek stockholder approval. Stockholder approval will generally be required with respect to an amendment that will (i) increase the aggregate number of securities which may be issued under the plan, (ii) materially increase the benefits accruing to participants, (iii) materially change the requirements as to eligibility for participation in the plan or (iv) change the class of persons eligible to participate in the plan. No amendment, suspension or termination of the recognition plan, however, will impair the rights of any participant, without his or her consent, in any award made previously under to the plan.

  Federal Income Tax Consequences

          Recipients of shares granted under the recognition plan will recognize ordinary income on the date that the shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine the fair market value on the date of the grant of the restricted stock. Recipients of shares granted under the recognition plan will also recognize ordinary income equal to their dividend or dividend equivalent payments when these payments are received.

  Awards Under the Recognition and Retention Plan

          Home Federal has not approved any awards under the recognition plan that are conditioned upon stockholder approval of the recognition plan and is not currently considering any specific awards or grants under the recognition plan.

          Prior to making any awards under the recognition plan, the Compensation Committee will consider all information it deems necessary to enable it to make grants, including surveys detailing grants made by similarly situated


  companies. The Committee considers comparative salaries paid by other financial institutions when establishing salaries and benefits for a given position and intends to consider similar data when considering awards. Under the structure of the recognition plan, the Committee may consider, among other things, individual or company performance in making grants or as a condition of vesting for any grant. The recognition plan provides the Committee with flexibility to structure awards in a manner that it believes will be in the best interest of Home Federal. The ten year term of the recognition plan, coupled with the flexibility for structuring awards for different individuals over that time, enables the Committee to make grants over a period of time with such terms and conditions it deems appropriate in light of economic conditions, corporate changes, management restructuring and other factors.

  Vote Required for Approval

          The affirmative vote of a majority of the outstanding shares present in person or by proxy at the annual meeting, excluding votes eligible to be cast by Home Federal MHC, is required to approve the recognition plan.

          Your Board of Directors recommends that you vote "FOR" the approval of the Home Federal Bancorp, Inc. 2005 Recognition and Retention Plan.

  PROPOSAL 4 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

  Appointment of Independent Auditors

          The Audit Committee of the Board of Directors has appointed Moss Adams, LLP as the independent public accounting firm to audit Home Federal's financial statements for the fiscal year ending September 30, 2005. Moss Adams served as Home Federal's independent auditors for the fiscal year ended September 30. 2004. In making its determination to appoint Moss Adams as the independent auditors for the 2005 fiscal year, the Audit Committee considered whether the providing of services (and the aggregate fees billed for those services) by Moss Adams, other than audit services, is compatible with maintaining the independence of the independent auditors. You are asked to ratify this appointment at the annual meeting. If the appointment of Moss Adams is not ratified by our stockholders, the Audit Committee may appoint other independent auditors or may decide to maintain its appointment of Moss Adams.

          The Audit Committee operates under a written charter adopted by the Board of Directors. In fulfilling its oversight responsibility of reviewing the services performed by Home Federal's independent auditors, the Committee carefully reviews the policies and procedures for the engagement of the independent auditors. The Audit Committee also discussed with Moss Adams the overall scope and plans for the audit, and the results of its audit. The Committee also reviewed and discussed with Moss Adams the fees paid, as described below.

          A representative of Moss Adams is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

          The Board of Directors of the Company unanimously recommends that you vote "FOR" the ratification of the appointment of Moss Adams, LLP as independent auditors for the Company for the fiscal year ending September 30, 2005.

  Audit Fees

          The following table sets forth the aggregate fees billed to Home Federal and Home Federal Bank by Moss Adams for professional services rendered for the fiscal years ended September 30, 2004 and 2003.


	Years Ended
	September 30,
	2004	2003

Audit Fees	$ 68,121	$48,460
Audit-Related Fees	160,380(1)	--
Tax Fees	3,500	5,765
All Other Fees	--	--
  _________
  (1) Consists primarily of review of documents filed in connection with our initial public offering.

  Pre-approval Policy

          The Audit Committee pre-approves all audit and permissible non-audit services to be provided by the independent auditors and the estimated fees for these services. All of the services provided by Moss Adams after the date of Home Federal's registration with the SEC described above were approved by the Audit Committee. Services provided prior to the date of registration did not require pre-approval.

  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act requires our directors and executive officers, and persons who own more than 10% of Home Federal's common stock to report their initial ownership of the common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC and we are required to disclose in this proxy statement any late filings or failures to file.

          Home Federal did not become a public company until December 6, 2004, upon completion of its minority stock offering in connection with the mutual holding company reorganization of Home Federal Bank. Prior to that time, none of our executive officers, directors and greater than 10% beneficial owners were subject to the reporting requirements of Section 16(a) of the Securities Exchange Act.

  TRANSACTIONS WITH MANAGEMENT

          We have followed a policy of granting loans to our officers and directors, which fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with non-insider employees prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. However, employees, directors and officers receive a preferred rate on six-month and one-year adjustable rate mortgages, and on certain types of consumer loans.

          All loans we make to our directors and executive officers are subject to federal regulations restricting loans and other transactions with affiliated persons of Home Federal. Loans and available lines of credit to all directors and executive officers and their associates totaled approximately $930,000 at September 30, 2004, which was 2.1% of our equity at that date. All loans to directors and executive officers were performing in accordance with their terms at September 30, 2004. Total deposits of directors and executive officers were approximately $1.5 million at September 30, 2004.


  STOCKHOLDER PROPOSALS

          In order to be eligible for inclusion in the proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the executive office at 500 12th Avenue South, Nampa, Idaho 83651, no later than August 12, 2005. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act, and as with any stockholder proposal (regardless of whether included in our proxy materials), our charter and bylaws.

          To be considered for presentation at next year's annual meeting, although not included in the proxy materials for that meeting, any stockholder proposal must be stated in writing and received at our executive office at least five days prior to next year's annual meeting of stockholders. All business so stated, proposed and filed shall be considered at the annual meeting, but no other proposal shall be acted upon at the annual meeting. Any stockholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the secretary at least 60 days before the meeting, the proposal will be laid over for action at an adjourned, special or annual meeting of the stockholders taking place 30 days or more thereafter.

  MISCELLANEOUS

  Proxy Solicitation Costs

          We will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions. We have engaged Regan & Associates, Inc. to assist in distributing proxy materials and contacting record and beneficial owners of Home Federal common stock, and have agreed to pay a fee of $8,000, including out-of-pocket expenses, for its services to be rendered on behalf of Home Federal.

  Annual Reports and Financial Statements

          Our annual report to stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on the record date. Any stockholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary, Home Federal Bancorp, Inc., 500 12th Avenue South, Nampa, Idaho 83651. The annual report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

          In addition, a copy our Annual Report on Form 10-K for the fiscal year ended September 30, 2004 is available to each record and beneficial owner of Home Federal's common stock without charge upon written request to the Secretary at the address given above.


  OTHER MATTERS

          We are not aware of any business to come before the annual meeting other than those matters described in this proxy statement. However, if any other matter should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                                                                        BY ORDER OF THE BOARD OF DIRECTORS

                                                                                        /s/Roger D. Eisenbarth
                                                                                        Roger D. Eisenbarth
                                                                                        Secretary

  Nampa, Idaho
  May 23, 2005


  APPENDIX A

  HOME FEDERAL BANCORP, INC.

  AUDIT COMMITTEE CHARTER

  Objective

  The objective of the Audit Committee is to assist the Board of Directors of Home Federal Bancorp, Inc. (the Company) in fulfilling its fiduciary and oversight responsibilities for the internal and external audit functions; administrative, operating and internal accounting controls; financial reporting process; and process for monitoring compliance with laws, regulations, policies and procedures. The Audit Committee shall give reasonable assurance regarding the quality and integrity of financial and other data provided by the Company.

  Authority

  The Audit Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

    *  Retain outside counsel, accountants, or others to advise the Committee or assist in the conduct of an  investigation.
    *  Seek any information it requires from employees - all of whom are directed to cooperate with the Committee's requests - or external parties.
       * Meet with company officers, external auditors, or outside counsel, as necessary.

  Committee Membership

  The Audit Committee shall consist of three or more independent members of the Board of Directors. The Board or its nominating committee will appoint Committee members and the Committee chair.

   Each Committee member will be both independent and financially literate, as defined by applicable regulations of the Securities and Exchange Commission and the National Association of Securities Dealers, and the Board of Directors. At least one member shall have expertise in accounting or financial reporting, as defined by the National Association of Securities Dealers.

   Members of the Audit Committee will be considered independent if they have no relationship to the Company or the Company's subsidiary, Home Federal Bank (the "Bank"), that may interfere with the exercise of their independent judgment. Examples of such relationships include, but are not limited to:
    *  Being employed by the Company or the Bank for the current year or any of the past five years.
    * Accepting any compensation from the Company or the Bank other than compensation for services as a  Board member.
    * Serving or having served in any of the past five years as a consultant, advisor, promoter, or legal counsel  of or to the Company or the Bank.
    * Being an immediate family member of an individual who is, or has been in any of the past five years, employed as an officer of the Company or the Bank.

  Meetings

  The Audit Committee shall meet at least four times per year, with authority to convene additional meetings as circumstances require. All Committee members are expected to attend each meeting, in person or via tele-conference. The Committee will invite members of the Board, management, auditors, or others to attend meetings and provide pertinent information, as necessary. As part of its job to foster open communication, the Committee should meet at least annually with management, the Director of Internal Audit, and the external auditors in separate executive sessions to discuss any matters that the Committee or any of these parties believes should be discussed privately. In addition, the Committee or at least its Chair should meet with the external auditors and management quarterly to review the Company's


  quarterly and annual financial statements. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

  Responsibilities

  The Audit Committee will carry out the following responsibilities:

  Financial Statements

    * Review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental areas, and recent professional and regulatory pronouncements, and understand their impact on  the financial statements.
    * Review with management and the external auditors the results of the audit, including any difficulties encountered.
    * Review the Company's annual financial statements and any financial statements submitted
                  to the public,   including any certification, report, opinion, or review rendered by the external  auditor.
    * Review with management and the external auditors all matters required to be communicated to the Committee  under generally accepted auditing standards
    * Understand how management develops interim financial information and the nature and extent of internal and external auditor involvement.
    * Review with financial management and the external auditors the financial statements, including disclosures made in Management's Discussion and Analysis of Financial
                  Condition and Results of Operations, in the Company's reports on Forms 10-Q and 10-K and annual report to stockholders prior to the filing of the report or prior to the release of earnings. The Committee shall recommend to the Board whether or not the audited financial statements should be included in the Company's Form 10-K.
    * Review disclosures made by the Company's chief executive officer and chief financial officer regarding compliance with their certification obligations as required under the
                  Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the
                  Company's  disclosure controls and procedures and internal control over financial reporting and  evaluations thereof.

  Internal Control

           * Ensure that management has established and maintains an adequate system of internal controls and performs  risk assessments of each significant function.

    * Consider the effectiveness of the company's internal control over annual and interim financial reporting, including information technology security and control

    * Evaluate security for computer systems, facilities, and back-up systems.

    * Understand the scope of internal and external auditors' reviews of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.

  Internal Audit

    * Review with management and the Director of Internal Audit the charter, Audit Policy, risk assessment, audit plan, audit schedule, activities, staffing, and organizational structure of the internal audit function at least annually.

    * Review Audit Reports submitted by the Director of Internal Audit at least quarterly, evaluate management's response to audit findings, and ascertain that appropriate implementation of significant recommendations is undertaken.

    * As necessary, meet separately with the Director of Internal Audit to discuss any matters that the Committee or internal audit believes should be discussed privately.

    * Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement, or dismissal of the Director of Internal Audit, who is ultimately accountable to the Committee and the Board.


         * Review the effectiveness of the internal audit function, including compliance with The
                 Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

  External Audit

    *  Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report, or performing other audit, review, or attest services for the
                  Company, and each such registered accounting firm shall report directly to the
                  Audit  Committee.
    *  Review the external auditors' annual engagement letter, including proposed audit scope and approach, coordination of audit effort with internal audit, and estimated fees as proposed.
    *  Pre-approve all audit engagement fees and terms and all non-audit engagements with the external auditors. The Committee may delegate authority to pre-approve non-audit services to one or more members of the Committee, provided that the delegatee must present all approved non-audit services to the Committee at its next meeting.
    *  Ensure the external auditors' ultimate accountability to the Audit Committee and the Board of Directors, as representatives of the stockholders, receiving reports directly from the auditors.
    *  Ensure receipt from the external auditors of a formal written statement delineating all relationships between the auditors and the Company, consistent with Independence
                  Standards Board Standard 1. On an annual basis,  review and discuss with the auditors any such relationships to determine the auditors' independence and objectivity. The Committee should take, or recommend to the Board that it take, appropriate action to oversee the independence of the auditors.
    *  Discuss with the external auditors all matters required to be communicated to audit committees in accordance with Statement of Auditing Standards No. 61.
    * Review significant accounting policies, significant risks and exposures, audit activities, and audit findings.
    *  As necessary, meet separately with the external auditors to discuss any matters that the
                  Committee or auditors believe should be discussed privately, such as internal controls and the completeness and accuracy of the Company's financial statements.
    *  Ensure that the lead audit partner of the external auditors and the concurring audit partner are rotated at least every five years, and that all other audit partners are rotated at least every seven years.

  Compliance

    *  Review the effectiveness of the system for monitoring compliance with laws, regulations, and internal policies and the results of management's investigation and follow-up
                  (including disciplinary action) of any instances of noncompliance.
    *  Review the findings of any examinations by regulatory agencies and any auditor observations.
    *  Review the process for communicating the code of conduct to company personnel and for monitoring  compliance therewith.
    *  Coordinate the investigation of conflicts of interest and unethical conduct.
    *  On an ongoing basis, review all related party transactions for potential conflict of interest situations. Approve related party transactions when warranted.
    *  Obtain regular updates from management and/or company legal counsel regarding compliance matters.

  Reporting Responsibilities

    *  Regularly report the results of audits, findings, related recommendations, and Committee activities to the Board of Directors.
    *  Provide an independent, direct communication channel between the Board of Directors and the Company's  internal auditors, external auditors, and regulators.
    *  Prepare the Audit Committee Report for inclusion in the Company's annual proxy statement, consulting with  the Company's legal counsel, if necessary.
    *  Review any other reports the Company issues that relate to Committee responsibilities.


  Other Responsibilities

    *  Review (and in the case of the external auditors, settle) any disagreement among management and the  external auditors or the internal auditors in connection with the preparation of financial statements.
    *  Establish procedures that allow employees of the Company or any of its subsidiaries to submit confidential and anonymous concerns regarding questionable accounting or auditing matters.
    *  Establish procedures for the receipt, retention, and treatment of complaints received by the
                  Company  regarding accounting, internal accounting controls, or auditing matters.
    *  Ensure policies in place are reasonably designed to achieve disclosure and clarity regarding the Company's true financial performance and business strategy.
    *  Perform other activities related to this Charter as requested by the Board of Directors.
    *  Institute and oversee special investigations, examinations, or reviews as the Committee deems advisable to  ensure the adequacy of the systems of internal controls and accounting practices.
    *  Review and assess the adequacy of this Charter annually, requesting Board approval for proposed changes.
    *  Determine the appropriate funding for payment of (i) compensation to the external auditors,
                  (ii) compensation to any advisers employed by the Committee, and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.
    *  Confirm annually that all responsibilities outlined in this charter have been carried out.
    *  Evaluate the Committee's and individual members' performance on a regular basis.

  Limitations of the Audit Committee's Roles

  While the Committee has the responsibilities and powers set forth in this Audit Committee Charter, it is not the duty of the Committee to prepare financial statements, plan or conduct audits, or determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the external auditors.


  Standards for the Professional Practice of Internal Auditing

  Summary
  The Standards address the following areas:
  1000     Purpose, Authority, and Responsibility
  1100     Independence and Objectivity
               Organizational Independence
               Individual Objectivity
               Impairments to Independence or Objectivity
  1200     Proficiency and Due Professional Care
               Proficiency
               Due Professional Care
               Continuing Professional Development
  1300     Quality Assurance and Improvement Program
               Quality Program Assessments
               Internal Assessments
               External Assessments
               Reporting on the Quality Program
               Use of "Conducted in Accordance with Standards"
               Disclosure of Noncompliance
  2000     Managing the Internal Audit Activity
               Planning
               Communication and Approval
               Resource Management
               Policies and Procedures
               Coordination
               Reporting to the Board and Senior Management
  2100     Nature of Work
               Risk Management
               Control
               Governance
  2200     Engagement Planning
               Planning Considerations
               Engagement Objectives
               Engagement Scope
               Engagement Resource Allocation
               Engagement Work Program
  2300     Performing the Engagement
               Identifying Information
              Analysis and Evaluation
               Recording Information
               Engagement Supervision
  2400     Communicating Results
               Criteria for Communicating
               Quality of Communications
               Engagement Disclosure of Noncompliance with the Standards
               Disseminating Results
  2500     Monitoring Progress
  2600     Management's Acceptance of Risk

  Complete standards can be found at www.theiia.org/ecm/guidance

  Approved: April 2004
  Reviewed: October 2004


  APPENDIX B

  HOME FEDERAL BANCORP, INC.

  NOMINATING COMMITTEE CHARTER

  I. Purpose

          The Nominating Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Home Federal Bancorp, Inc. (the "Company"):

        to assist the Board, on an annual basis, by identifying individuals qualified to become
        Board members, and to nominate the director nominees for the elections to be held at the next annual meeting of shareholders;

        to assist the Board in filling any vacancy that may arise on the Board by identifying individuals qualified to become Board members, and to recommend to the Board qualified individuals to fill any such vacancies; and

        to lead the Board in its periodic evaluation of the performance of the Board.

  II. Composition and Qualifications

          The Committee shall be comprised of three (3) or more directors as determined by the Board, all of whom shall be independent non-executive directors, who are not employees of the Company, its subsidiaries or affiliates, and meet the "independent" definition of the NASD (Rule 4200). Members of the Committee shall be appointed and removed only by the Board. The Board shall appoint one member of the Committee as its Chair. A majority of the members of the Committee present at any of its meetings shall constitute a quorum.

  III. Meetings

          The Committee shall meet at least once annually, and at such other times as it deems necessary to fulfill its responsibilities and duties set forth in this Charter.

  IV. Responsibilities and Duties

          The Committee shall have the primary responsibility to develop the criteria for the selection of new directors to the Board, including, but not limited to skills, experience, diversity, age, time availability, and such other criteria set forth in corporate policies or as the Committee shall determine to be relevant at the time. The Committee shall have the authority to apply such criteria in connection with the identification of individuals to be Board members, as well as to apply all applicable federal laws and the underlying purpose and intent thereof in connection with such identification process.

          In addition, the Committee is responsible for establishing and administering the necessary processes associated with nominating potential directors, including, but not limited to, applications, screening, and interviewing prospective candidates; and finalizing its slate of candidates for recommendation to the Board. These processes will apply to the filling of vacancies that may occur on the Board from time to time, and the election of directors at the annual meeting of shareholders.

          The Committee is also responsible for the development and administration of the internal evaluation of the Board's performance and any related individual Board member performance. Such evaluations shall be used by the Committee in carrying out its nominating responsibilities.

  B-1


  Duties

    When Board vacancies occur, or otherwise at the direction of the Board, the Committee shall actively identify, recruit, interview, and evaluate individuals whom the Committee determines meet its criteria and standards for recommendation to the Board.

    The Committee shall be responsible for reviewing all candidates nominated by shareholders, and determining whether or not to include the candidate as a nominee in the
     Company's proxy materials.

    The Committee shall nominate, on an annual basis, nominees for election as directors for the next annual meeting of shareholders and shall be responsible for administering the
    Company's compliance with the election provisions of its Articles of Incorporation,
    Bylaws, and related policies.

    The Committee shall monitor the independence of the Board, to the extent that its nomination process ensures that the majority of the Board consists of independent directors as set forth in the Company's policies.

    The Committee will establish, or identify and provide access to, appropriate orientation programs, sessions, or materials for newly elected directors of the Company for their benefit either prior to or within a reasonable period of time after their nomination or election as a director.

    The Committee will provide a report of the Company's nomination process, activities, and resulting nominations in connection with the proxy materials associated with the
    Company's annual meeting of shareholders.

    The Committee shall annually review its own performance, as well as the adequacy of this
    Charter and related corporate policies. Any proposed changes shall be recommended to the Board for approval.

    Minutes of each meeting will be provided to the Board of Directors on a timely basis. In addition, the Committee will make from time-to-time, special presentations to the Board of
    Directors on topics related to Committee activities or responsibilities.

  V.  Authority

          The Committee has the authority to implement the provisions of this Charter. Furthermore, the Committee shall have the authority to retain any outside advisors at the Company's expense, as the Committee may deem appropriate in its sole discretion, to assist it in carrying out its responsibilities and duties.

  * * * *

  Date Approved: July 21, 2004

  B-2


  APPENDIX C

  HOME FEDERAL BANCORP, INC.

  2005 STOCK OPTION AND INCENTIVE PLAN

          1. Plan Purpose. The purpose of the Plan is to foster and promote the long-term success of the Corporation and its stockholders by a means of attracting and retaining directors, advisory directors, directors emeriti and employees of the Corporation and its Affiliates and aligning the interests of Participants with stockholders.

          2. Definitions. The following definitions are applicable to the Plan:

          "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

          "Award" -- means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, a Right, or any combination thereof, as provided in the Plan.

          "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

          "Board" -- means the board of directors of the Corporation.

          "Cause" -- means Termination of Service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

          "Code" -- means the Internal Revenue Code of 1986, as amended.

          "Committee" -- means the committee referred to in Section 3 hereof.

          "Corporation" -- means Home Federal Bancorp, Inc., a federal corporation, and any successor thereto.

          "Financial Institution" -- means Home Federal Bank or any successor entity.

          "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an incentive stock option under Section 422(b) of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed ab initio to be a Non-Qualified Stock Option.

          "Market Value" -- means, as of any applicable date, the value of a Share determined as follows:

          (a) If the Shares are traded or quoted on the Nasdaq Stock Market or other national securities exchange on any date, then the Market Value shall be the average of the highest and lowest selling price on such exchange on such date or, if there were no sales on such date, then on the next prior business day on which there was a sale.

          (b) If the Shares are not traded or quoted on the Nasdaq Stock Market or other national securities exchange, then the Market Value shall be a value determined by the Board in good faith on such reasonable basis as it deems appropriate (including but not limited to the valuation method described in Section 20.2031-2 of the Federal Estate Tax Regulations).

          "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option.


          "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option.

          "OTS" -- means the Office of Thrift Supervision of the Department of the Treasury or any successor administrative agency.

          "Participant" -- means any director, advisory director, director emeritus or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

          "Plan" -- means this Home Federal Bancorp, Inc. 2005 Stock Option and Incentive Plan.

          "Related" -- means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof.

          "Right" -- means a stock appreciation right with respect to Shares granted by the Committee pursuant to the Plan.

          "Section 409A" -- means Section 409A of the Code and any guidance issued thereunder.

          "Shares" -- means the shares of common stock of the Corporation.

          "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either (i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director (including an advisory director or director emeritus) or employee of the Corporation or any Affiliate for purposes of any other Award.

          3. Administration. The Plan shall be administered by the Company's Compensation Committee consisting of two or more members of the Board, each of whom shall be (i) an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder and (ii) a "non-employee director," as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to: (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

          A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

          The Plan is intended to provide benefits that are not deferred compensation within the meaning of Section 409A and the Plan shall be administered and interpreted accordingly.

          4. Shares Subject to Plan.

              (a) Options

                      (i) Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 745,229. As long as the Plan is subject to the requirements of the OTS regulations, no Participant shall receive Awards under the Plan that represent more than 25% of the Shares with respect to which Awards may be made under the Plan, and directors who are not employees of the Corporation or any affiliate shall not receive Awards that represent, for any one such director, more than 5%,


          or, for all such directors in the aggregate, more than 30% of the Shares with respect to which
          Awards may be made under the Plan.

                      (ii) During any calendar year, no Participant may be granted Awards under the Plan with respect to more than 200,000 Shares, subject to adjustment as provided in Section 6.

              (b) The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury stock. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

          5. Terms and Condition of Option Awards.

              (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan and the requirements of applicable law and OTS regulations as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

                      (i) Exercise Price. The exercise price per Share for an Option shall be determined by the
          Committee; provided, however, that such exercise price shall not be less than 100% of the
          Market Value of a Share on the date of grant of such Option.

                      (ii) Option Term. The term of each Option shall be fixed by the Committee, but shall be no greater than ten (10) years for either an Incentive Stock Option or a Non-Qualified Stock Option.

                      (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other Awards or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

                      (iv) Incentive Stock Options. Incentive Stock Options may be granted by the Committee only to employees of the Corporation or its Affiliates.

                      (v) Termination of Service. Unless otherwise determined by the Committee and set forth in the Award Agreement evidencing the grant of the Option, upon Termination of Service of the
          Participant for any reason other than for Cause, all Options then currently exercisable shall remain exercisable for the lesser of (A) three years following such Termination of Service or (B)
          until the expiration of the Option by its terms. Upon Termination of Service for Cause, all
          Options not previously exercised shall immediately be forfeited.

              (b) Rights. A Right shall, upon its exercise, entitle the Participant to whom such Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine (unless the provision of cash or a combination of cash and Shares would cause the Rights to be subject to Section 409A, in which case the Participant shall only receive Shares), the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional Shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the exercise price of such Right, multiplied by the number of Shares with respect to which such Right shall have been exercised. A Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Right was exercised. Upon the exercise or termination of a Related Option, any Related Right shall terminate to the extent of the Shares with respect


  to which the Related Option was exercised or terminated. Notwithstanding anything herein to the contrary, no Right, Related Right or Related Option shall be issued or granted that would cause the Plan or any benefit issued hereunder to be subject to Section 409A.

              (c) Additional Terms of Awards

                          (i) Vesting. As long as the Plan is subject to the requirements of the OTS regulations, every Award granted pursuant to this Plan shall vest, beginning not earlier than the one year anniversary of the date on which the Plan is approved by the stockholders of the Corporation, in annual installments of not more than 20%, and the vesting of an Award shall not be accelerated except in the event of the Participant's death or disability or in connection with a change in control (as set forth in Section 8 of the Plan).

                          (ii) Regulatory Action. Plan Participants that are executive officers or directors must exercise or forfeit their Award in the event the Financial Institution becomes critically undercapitalized ( as defined in 12 C.F.R. Section 565.4 or any successor law or regulation), is subject to an OTS enforcement action, or receives a capital directive under 12 C.F.R. Section 565.7 or any successor law or regulation.

      6. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Except as otherwise provided herein, any Award which is adjusted as a result of this Section 6 shall be subject to the same terms and conditions as the original Award.

      7. Effect of Merger on Options or Rights. In the case of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option or Right has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Option or Right, multiplied by the number of Shares with respect to which such Option shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee. The rights provided for in this Section 8 shall be limited to the extent necessary to avoid having the Plan or any benefit provided hereunder subject to Section 409A.

      8. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 8 shall be deemed a "change in control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board may be cast; (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board; or (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if a change in control shall occur, unless the Committee shall have otherwise provided in the Award Agreement, all Options and Rights granted and not fully exercisable shall become exercisable in full upon the happening of such event. Provided, however, that no Option which has previously been exercised or otherwise terminated shall become exercisable.


      9. Assignments and Transfers. No Incentive Stock Option granted under the Plan shall be transferable other than by will or the laws of descent and distribution. Any other Award shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code, or a gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 9, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

      10. Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

      11. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

      12. Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option as provided for in the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. All withholding decisions pursuant to this Section 12 shall be at the sole discretion of the Committee or the Corporation.

      13. Amendment or Termination.

              (a) The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of stockholders or Participants, except that any such action will be subject to the approval of the Corporation's stockholders if, when and to the extent such stockholder approval is necessary or required, for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such stockholder approval.

              (b) The Committee may waive any conditions of, or rights of, the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

              (c) The Committee shall not, without the further approval of the stockholders of the Corporation, authorize the amendment of any outstanding Option to reduce the exercise price of the Option. Furthermore, no Option shall be canceled and replaced with awards having a lower exercise price without further approval of the stockholders of the Corporation. This Section 13(c) is not intended to permit (1) the repricing of "underwater" Options, and (2) the modification of any Option so that it becomes subject to Section 409A, but this Section 13(c) shall not be construed to prohibit or in any way restrict the adjustments provided for in Section 6 of this Plan.


              (d) No amendment of the Plan or any Award shall be permitted that would cause the Plan or any benefit provided for hereunder to be subject to Section 409A.

      14. Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the stockholders of the Corporation. It shall continue in effect for a term of ten years thereafter unless sooner terminated under Section 13 hereof.

  * * * * *


  APPENDIX D

  HOME FEDERAL BANCORP, INC.

  2005 RECOGNITION AND RETENTION PLAN

          1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors, directors emeritus and employees of the Corporation and its Affiliates.

          2. Definitions. The following definitions are applicable to the Plan:

          "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

          "Award" -- means the grant by the Committee of Restricted Stock, as provided in the Plan.

          "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

          "Board" -- means the board of directors of the Corporation.

          "Code" -- means the Internal Revenue Code of 1986, as amended.

          "Committee" -- means the committee referred to in Section 3 hereof.

          "Corporation" -- means Home Federal Bancorp, Inc., a federal corporation, and any successor thereto.

          "Financial Institution " -- means Home Federal Bank or any successor entity.

          "OTS" -- means the Office of Thrift Supervision of the Department of the Treasury or any successor administrative agency.

          "Participant" -- means any director, advisory director, emeritus director or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

          "Plan" -- means this Home Federal Bancorp, Inc. 2005 Recognition and Retention Plan.

          "Restricted Period" -- means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 5 hereof with respect to Restricted Stock awarded under the Plan.

          "Restricted Stock" -- means Shares awarded to a Participant by the Committee pursuant to Section 5 hereof.

          "Section 409A" -- means Section 409A of the Code and any guidance issued thereunder.

          "Shares" -- means the shares of common stock of the Corporation.

          "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not a director, emeritus director or employee of the Corporation or any Affiliate. Service shall not be considered to have ceased in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or between the Corporation, its subsidiaries or its successor.

  D-1


      3. Administration. The Plan shall be administered by the Company's Compensation Committee consisting of two or more members of the Board, each of whom (i) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) shall be a "non-employee director," as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to: (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

          A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

          The Plan is intended to provide benefits that are not deferred compensation within the meaning of Section 409A and the Plan shall be administered and interpreted accordingly.

      4. Shares Subject to Plan. Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 298,092 Shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury stock. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

      5. Terms and Conditions of Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions as the Committee shall determine:

                  (a) At the time of an Award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period, during which or at the expiration of which, as the Committee shall determine and provide in the Award Agreement, the Shares awarded as Restricted Stock shall no longer be subject to restriction. Subject to any such other terms and conditions as the Committee shall provide, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraph (c) of this Section 5 and Section 6 hereof, the Participant as owner of such shares shall have all the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends with respect to the Restricted Stock. No director who is not an employee of the Corporation shall be granted Awards with respect to more than 5% of the total Shares subject to the Plan.

                  All non-employee directors of the Corporation, in the aggregate, may not be granted Awards with respect to more than 30% of the total Shares subject to the Plan, and no individual shall be granted Awards with respect to more than 25% of the total Shares subject to the Plan. No Awards shall begin vesting earlier than one year from the date the Plan is ratified by stockholders of the Corporation, no Awards shall vest at a rate in excess of 20% per year beginning from the date of grant, and such vesting shall not be accelerated except in the event of the Participant's death or disability, or in connection with a change of control (as set forth in Section 8 of this Plan).

                  Subject to compliance with OTS regulations, the Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions; whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

  D-2


                  (b) If a Participant incurs a Termination of Service for any reason (other than death, disability or in connection with a change in control), all Shares of Restricted Stock awarded to such Participant and which at the time of such Termination of Service are subject to the restrictions imposed pursuant to paragraph (a) of this Section 5 shall upon such Termination of Service be forfeited and returned to the Corporation. If a Participant incurs a Termination of Service by reason of death or disability, the Restricted Period with respect to the Participant's Restricted Stock then still subject to restrictions shall thereupon lapse.

                  (c) Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

  The transferability of this certificate and the Shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Home Federal Bancorp, Inc. 2005 Recognition and Retention Plan. Copies of such Plan are on file in the office of the Secretary of Home Federal Bancorp, Inc., 500 12th Avenue South, Nampa, Idaho 83653.

                  (d) At the time of any Award, the Participant shall enter into an Award Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine.

                  (e) Upon the lapse of the Restricted Period, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 5 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 5, and the Shares represented by such certificate(s) shall be free of the restrictions imposed pursuant to paragraph (a) of this Section 5.

                  (f) No term or condition of any Restricted Stock shall be included that would cause the Restricted Stock to be subject to Section 409A. Any such term or condition shall be void ab initio.

      6. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of Shares as to which Awards may be granted under the Plan and the number and class of Shares with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any Award which is adjusted as a result of this Section 6 shall be subject to the same restrictions as the original Award, and the certificate[s] or other instruments representing or evidencing such Restricted Stock shall be legended and deposited with the Corporation in the manner provided in Section 5(c) hereof.

      7. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 7 shall be deemed a "change in control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board may be cast; (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board; or (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if a change in control shall occur, unless the Committee shall have otherwise provided in the Award Agreement, the Restricted Period with respect to Restricted Stock theretofore awarded to such Participant shall lapse and all Shares awarded hereunder as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded; provided, however, that no Award which has previously been forfeited shall become vested.

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      8. Assignments and Transfers. During the Restricted Period, no Award nor any right or interest of a Participant in any instrument evidencing an Award may be assigned, encumbered or transferred other than by will, the laws of descent and distribution or pursuant to a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code.

      9. Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

      10. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

      11. Withholding Tax. Upon the termination of the Restricted Period with respect to any Shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such Shares in taxable income), the Corporation shall have the right to require the Participant or other person receiving such Shares to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of Shares held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to Shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments.

      12. Amendment or Termination.

              (a) Except to the extent prohibited by OTS regulations, the Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of stockholders or Participants, except that any such action will be subject to the approval of the Corporation's stockholders if, when and to the extent (i) such stockholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, (ii) such amendment or alteration is deemed by the Board to be of a material nature or (iii) if the Board, in its discretion, determines to seek such stockholder approval.

              (b) Except to the extent prohibited by OTS regulations, the Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

              (c) No amendment of the Plan or any Award shall be permitted that would cause the Plan or any benefit provided for hereunder to be subject to Section 409A.

      13. Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the stockholders of the Corporation. It shall continue in effect for a term of ten years thereafter unless sooner terminated under Section 12 of this Plan.

  * * * * *

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  REVOCABLE PROXY

  HOME FEDERAL BANCORP, INC.

  ANNUAL MEETING OF STOCKHOLDERS

  JUNE 23, 2005

          The undersigned hereby appoints the Board of Directors of Home Federal Bancorp, Inc. (the "Company") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Nampa Civic Center located at 311 3rd Street South, Nampa, Idaho, on Thursday, June 23, 2005, at 3:00 p.m., local time, and at any and all adjournments thereof, as follows:

		FOR	WITHHELD

1.	The election as director of the nominees listed below for	[ ]	[ ]
a three-year term (except as marked to the contrary below).

N. Charles Hedemark
Thomas W. Malson

INSTRUCTIONS: To withhold your vote
for any individual nominee, write the
nominee's name on the line below.

_______________________________ _______________________________

		FOR	AGAINST	ABSTAIN

2.	The approval of the Home Federal Bancorp, Inc. 2005 Stock Option and Incentive Plan.	[ ]	[ ]	[ ]

3.	The approval of the Home Federal Bancorp, Inc. 2005 Recognition and Retention Plan.	[ ]	[ ]	[ ]

4.	The ratification of the appointment of Moss Adams LLP as auditors for the fiscal year ending September 30, 2005.	[ ]	[ ]	[ ]

5.	In their discretion, upon such other matters as may
properly come before the meeting.

  The Board of Directors recommends a vote "FOR" the listed propositions.

  This proxy also provides voting instructions to the trustees of the Home Federal Bancorp, Inc. 401(k) Savings Plan and Trust and the Employee Stock Ownership Plan for participants with shares allocated to their accounts.

  This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for the propositions stated. If any other business is presented at such meeting, this proxy will be voted by the Board of Directors in its best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the annual meeting.

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  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of the Company at the annual meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement dated May 23, 2005 and the 2004 Annual Report to Stockholders.

Dated: ______________________, 2005

________________________________	________________________________
PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

________________________________	________________________________
SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

  Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

  PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

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